EXHIBIT 10.1

                            INDEMNIFICATION AGREEMENT

     THIS INDEMNIFICATION AGREEMENT (this "Agreement") is between ______________, a Texas corporation (the "Corporation"), and ______________ (the "Indemnitee"), and is effective as of the date the Indemnitee becomes or became a director or executive officer of the Corporation.

     WHEREAS, highly competent persons have become more reluctant to serve corporations as directors, executive officers or in other capacities unless they are provided with adequate protection through insurance or adequate indemnification against inordinate risks of claims and actions against them arising out of their service to, and activities on behalf of, the corporation;

     WHEREAS, the Board of Directors of the Company (the "Board") has determined that, in order to attract and retain qualified individuals, the Company will attempt to maintain on an ongoing basis, at its sole expense, liability insurance to protect persons serving the Company and its subsidiaries from certain liabilities. Although the furnishing of such insurance has been a customary and widespread practice among United States-based corporations and other business enterprises, the Company believes that, given current market conditions and trends, such insurance may be available to it in the future only at higher premiums and with more exclusions. At the same time, directors, officers and other persons in service to corporations or business enterprises are being increasingly subjected to expensive and time-consuming litigation relating to, among other things, matters that traditionally would have been brought only against the corporation or business enterprise itself;

     WHEREAS,   the   uncertainties   relating   to   such   insurance   and  to
indemnification have increased the difficulty of attracting and retaining such persons;

     WHEREAS, the Board has determined that the increased difficulty in attracting and retaining such persons is detrimental to the best interests of the Company's stockholders and that the Company should act to assure such persons that there will be increased certainty of such protection in the future;

     WHEREAS, Indemnitee is willing to serve, continue to serve, and take on additional service for or on behalf of the Corporation, subject to certain conditions, including without limitation, the execution and performance of this Agreement by the Corporation.

     WHEREAS, it is intended that Indemnitee shall be paid promptly by the Corporation all amounts necessary to effectuate in full the indemnity provided herein.

     NOW, THEREFORE, In consideration of the premises and mutual covenants herein contained, the Corporation and the Indemnitee do hereby covenant and agree as follows:


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                                    ARTICLE I
                               CERTAIN DEFINITIONS

     As used herein, the following words and terms shall have the following respective meanings (whether singular or plural):

     "Change in Control" means a change in control of the Corporation occurring after the date of this Agreement of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not the Corporation is then subject to such reporting requirement; provided, however, that, without limitation, such a Change in Control shall be deemed to have occurred if at any time after the date of this Agreement (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or a corporation or other entity owned directly or indirectly by the shareholders of the Corporation in substantially the same proportion as their ownership of stock in the Corporation, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities without the prior approval of at least two-thirds of the members of the Board of Directors in office immediately prior to such person attaining such percentage interest; (ii) the Corporation is a party to a merger, consolidation, share exchange, sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the Board of Directors in office immediately prior to such transaction or event constitute less than a majority of the Board of Directors thereafter or (iii) during any 15-month period, individuals who at the beginning of such period constituted the Board of Directors (including for this purpose any new director whose election or nomination for election by the Corporation's shareholders was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board of Directors.

     "Claim" means an actual or threatened claim or request for relief.

     "Corporate Status" means the status of a Person who is or was a director, officer, partner, employee, agent or fiduciary of the Corporation or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person is or was serving at the request of the Corporation. For the purposes of this Agreement, "serving at the request of the Corporation" includes any service by Indemnitee, which imposes duties on, or involves services by, Indemnitee with respect to any employee benefit plan or its participants or beneficiaries.

     "Expenses" shall include all direct and indirect costs (including, without limitation, attorneys' fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees and all other disbursements or out-of-pocket expenses) actually and reasonably incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, appealing or being or preparing to be a witness in a Proceeding. Should any payments by the Company under this Agreement be determined to be subject to any federal, state or local income or excise tax, "Expenses" also shall include such amounts as are necessary to place Indemnitee in the same after-tax position (after giving effect to all applicable taxes) he would have been in had no such tax been determined to apply to such payments.


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     "Independent  Counsel" means a law firm, or a member of a law firm, that is experienced in matters of corporation law and neither contemporaneously is, nor in the past five (5) years theretofore has been, retained to represent: (a) the Corporation, its Affiliates or Indemnitee in any matter material to either such party, (b) any other party to the Proceeding giving rise to a claim for indemnification hereunder, or (c) the beneficial owner, directly or indirectly, of securities of the Corporation representing 10% or more of the combined voting power of the Corporation's then outstanding voting securities. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Corporation or Indemnitee in an action to determine Indemnitee's rights under this Agreement.

     "Other enterprise" shall include, but shall not be limited to, an "other entity" as defined in Section 1.01 of the TBCA (including any amendment that may from time to time be made to such Section.

     "Person" means any natural person, sole proprietorship, corporation, partnership of any kind having a separate legal status, limited liability company, business trust, unincorporated organization or association, mutual company, joint stock company, joint venture, estate, trust, union or employee organization or governmental authority.

     "Potential Change in Control" shall be deemed to have occurred if (a) the Corporation enters into an agreement, the consummation of which would result in the occurrence of a Change in Control; (b) any person (including the Corporation) publicly announces an intention to take or to consider taking actions which if consummated would constitute a Change in Control; (c) any person, other than a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or a corporation or other entity owned directly or indirectly by the shareholders of the Corporation in substantially the same proportion as their ownership of stock in the Corporation, who is or becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing 9.5% or more of the combined voting power of the Corporation's then outstanding securities, increases his beneficial ownership of such securities by five percentage points (5%) or more over the percentage so owned by such person; or (d) the Board of Directors adopts a resolution to the effect that, for purposes of this Agreement, a Potential Change in Control has occurred.

     "Proceeding" means any threatened, pending or completed action, suit, alternative dispute resolution mechanism, hearing or any other proceeding, whether civil, criminal, administrative, arbitrative, meditative or investigative (except one initiated by Indemnitee pursuant to Article VI of this Agreement to enforce his rights under this Agreement), and any appeal in or related to any such action, suit, arbitration, investigation, hearing or proceeding and any inquiry or investigation that could lead to such an action, suit, proceeding or arbitration.


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

     "TBCA" means the Texas Business Corporation Act and any successor statute thereto as either of them may from time to time be amended.


                                   ARTICLE II
                             SERVICES BY INDEMNITEE

     Section 2.1 General. Indemnitee agrees to serve as a director or executive officer of the Corporation and, as mutually agreed on by Indemnitee and the Corporation, as a director, officer, employee, agent or fiduciary of other corporations, partnerships, joint ventures, trusts or other enterprises (including, without limitation, employee benefit plans). Indemnitee may at any time and for any reason resign or be removed from such position (subject to any other contractual obligation or any obligation imposed by operation of law). The Corporation shall have no obligation to continue Indemnitee in any such position. This Agreement shall not be deemed an employment contract between the Corporation (or any of its subsidiaries) and the Indemnitee. The provisions of this Agreement are subject to any other obligation imposed by operation of law and subject to any applicable provisions of the Charter or By-Laws. Notwithstanding, the foregoing, this Agreement shall continue in force after the Indemnitee has ceased to serve as an officer or director of the Corporation and no longer serves at the request of the Corporation as a director, officer, employee or agent of the Company or any subsidiary of the Corporation.

                                  ARTICLE III
                                 INDEMNIFICATION

     Section 3.1 General. The Corporation shall indemnify, and advance Expenses to, Indemnitee (subject to Section 7.3) to the fullest extent permitted by Texas law in effect on the date hereof and to such greater extent as applicable law may thereafter from time to time permit. The rights of Indemnitee provided under the preceding sentence shall include, but shall not be limited to, the right to be indemnified and to have Expenses advanced in all Proceedings to the fullest extent permitted by Article 2.02-1 of the TBCA. The provisions set forth in this Agreement are provided in addition to and as a means of furtherance and implementation of, and not in limitation of, the obligations expressed in this
Article III. In the event of any change after the date of this Agreement in any applicable law, statute or rule which expands the right of a Texas corporation to indemnify a member of its Board of Directors or an officer, such changes shall be deemed to be within the purview of the Indemnitee's rights and the Company's obligations under this Agreement. In the event of any change in any applicable law, statute or rule which narrows the right of a Texas corporation to indemnify a member of its Board of Directors or an officer, such changes, to the extent not otherwise required by law, statute or rule to be applied to this Agreement shall have no effect on this Agreement or the parties' rights and obligations hereunder.


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     Section 3.2 Additional  Indemnity of the  Corporation.  Indemnitee shall be entitled to indemnification provided in Section 3.1 if, by reason of his Corporate Status, he is, or is threatened to be made, a party to any Proceeding (except to the extent limited by Section 3.3). Pursuant to this Section 3.2,
Indemnitee  shall  be  indemnified   against  Expenses,   judgments,   penalties
(including excise or similar taxes), fines and amounts paid in settlement (subject to Section 7.3) actually and reasonably incurred by him or on his behalf in connection with such Proceeding or any Claim therein, if (1) he conducted himself in good faith; (2) he reasonably believed: (a) in the case of conduct in his official capacity, that his conduct was in the Corporation's best interest; and (b) in all other cases, that his conduct was at least not opposed to the Corporation's best interests; and, (3) in the case of any criminal Proceeding, had no reasonable cause to believe his conduct was unlawful. Nothing in this Section 3.2 shall limit the benefits of Section 3.1 or any other Section hereunder.

     Section 3.3 Limitation on Indemnity. The Indemnification otherwise available to an Indemnitee under Section 3.2 shall be limited to the extent set forth in this Section 3.3. In the event that an Indemnitee is found liable to the Corporation or is found liable on the basis that personal benefit was improperly received by the Indemnitee whether or not the benefit resulted from an action taken in Indemnitee's official capacity, the Indemnitee shall be indemnified only against reasonable Expenses actually incurred by him in connection with the Proceeding. Notwithstanding the foregoing, no indemnification for such Expenses shall be made in respect of any Proceeding in which the Indemnitee shall have been found to be liable for willful or intentional misconduct in the performance of his duty to the Corporation; provided, however, that, if applicable law so permits, indemnification for such Expenses shall nevertheless be made by the Corporation in such event if and only to the extent that the court in which such Proceeding shall have been brought or is pending, shall determine.

                                   ARTICLE IV
                                    EXPENSES

     Section 4.1 Expenses of a Party Who Is Wholly or Partly Successful. Notwithstanding any other provision of this Agreement, Indemnitee shall be indemnified against all Expenses actually and reasonably incurred by him in connection with any Proceeding to which Indemnitee is a party to (or participant in) by reason of his Corporate Status and in which Indemnitee is successful, on the merits or otherwise. In the event that Indemnitee is not wholly successful, on the merits or otherwise, in a Proceeding but is successful, on the merits or otherwise, as to any Claim in such Proceeding, the Company shall indemnify Indemnitee against all Expenses actually and reasonably incurred by him or on his behalf relating to each successfully resolved claim, issue or matter. For purposes of this Section 4.1 and without limitation, the termination of any claim, issue or matter in a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter.


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     Section 4.2 Indemnification for Expenses as a Witness.  Notwithstanding any
other provision of this Agreement, to the extent that Indemnitee is, by reason of his Corporate Status, a witness or otherwise participates in any Proceeding at a time when he is not named a defendant or respondent in the Proceeding, he shall be indemnified against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith.

     Section 4.3 Advancement of Expenses. The Corporation shall pay all reasonable Expenses incurred by or on behalf of Indemnitee in connection with any Proceeding or Claim, whether brought by the Corporation or otherwise, in advance of any determination respecting entitlement to indemnification pursuant to Article V hereof within ten (10) days after the receipt by the Corporation of a written statement from Indemnitee (a) requesting such payment or payments from time to time, whether prior to or after final disposition of such Proceeding or Claim and (b) affirming Indemnitee's good faith belief that he has met the standard of conduct necessary for indemnification under Article 2.02-1 of the TBCA. Such statement or statements shall reasonably evidence the Expenses incurred by Indemnitee. Indemnitee hereby undertakes and agrees that he will reimburse and repay the Corporation for any Expenses so advanced to the extent that it shall ultimately be determined by a court in a final adjudication from which there is no further right of appeal, that (1) Indemnitee has not met that standard of conduct necessary for indemnification under Article 2.02-1 of the TBCA or (2) Indemnitee is not entitled to be indemnified against such Expenses under Article 2.02-1(E) of the TBCA. Such undertaking shall be accepted without reference to financial ability to repay.

                                   ARTICLE V
                   PROCEDURE FOR DETERMINATION OF ENTITLEMENT
                               TO INDEMNIFICATION

     Section 5.1 Request by Indemnitee. To obtain indemnification under this Agreement, Indemnitee shall submit to the Corporation a written request, including such documentation and information as is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification. The Secretary or an Assistant Secretary of the Corporation shall, promptly upon receipt of such a request for indemnification, advise the Board in writing that Indemnitee has requested indemnification.

     Section 5.2 Determination of Request. Upon written request by Indemnitee for indemnification pursuant to the first sentence of Section 5.1 hereof, a determination, if required by applicable law, with respect to Indemnitee's entitlement thereto shall be made in the specific case: (a) if a Change in Control shall have occurred within two (2) years prior to the date of such written request, by Independent Counsel (selected in accordance with Section 5.3) in a written opinion to the Board, a copy of which shall be delivered to Indemnitee, unless Indemnitee shall request that such determination be made in accordance with Article 2.02-1F (1) or (2) of the TBCA; or (b) if a Change in Control shall not have occurred within two (2) years prior to the date of Indemnitee's written request for indemnification, the Independent Counsel shall be selected by the Board, and the Corporation shall give written notice to


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

Indemnitee advising him of the identity of the Independent Counsel so selected, in accordance with Article 2.02-1 of the TBCA. If it is so determined that Indemnitee is entitled to indemnification hereunder, payment to Indemnitee shall be made within ten (10) days after such determination. Indemnitee shall cooperate with the person making such determination with respect to Indemnitee's entitlement to indemnification, including providing to such person upon reasonable advance request any documentation or information that is not privileged or otherwise protected from disclosure and that is reasonably available to Indemnitee and reasonably necessary to such determination. Any costs or expenses (including attorneys' fees and disbursements) incurred by Indemnitee in so cooperating with the person making such determination shall be borne by the Corporation (irrespective of the determination as to Indemnitee's entitlement to indemnification) and the Corporation hereby agrees to indemnify and hold harmless Indemnitee therefrom.

     Section 5.3 Independent Counsel. If a Change in Control shall have occurred and Indemnitee elects that the determination as to indemnification is to be made by Independent Counsel, the Independent Counsel shall be selected by the Board or a committee of the Board in accordance with Article 2.02-1(F)(3) of the TBCA. The Corporation shall pay any and all reasonable fees and expenses of Independent Counsel incurred by such Independent Counsel in connection with acting pursuant to Section 5.2. Upon the due commencement of any judicial proceeding or arbitration pursuant to Section 6.1(c) of this Agreement, Independent Counsel shall be discharged and relieved of any further responsibility in such capacity (subject to the applicable standards of professional conduct then prevailing).

     Section 5.4 Presumptions and Effect of Certain Proceedings.

     (a) In making a determination with respect to entitlement to indemnification hereunder, the Person, Persons or entity making such determination shall presume that Indemnitee is entitled to indemnification under this Agreement if Indemnitee has submitted a request for indemnification in accordance with Section 5.1, and the Company shall have the burden of proof to overcome that presumption in connection with the making by any person, Persons or entity of any determination contrary to that presumption.

     (b) If a Change in Control shall have occurred, the Indemnitee shall be presumed (except as otherwise expressly provided in this Agreement) to be entitled to indemnification under this Agreement upon submission of a request for indemnification under Section 5.1, and thereafter the Corporation shall have the burden of proof in overcoming that presumption in reaching a determination contrary to that presumption. The presumption shall be used by Independent Counsel (or other person or persons determining entitlement to indemnification) as a basis for a determination of entitlement to indemnification unless the Corporation provides information sufficient to overcome such presumption by clear and convincing evidence or the investigation, review and analysis of Independent Counsel (or such other person or persons) convinces him by clear and convincing evidence that the presumption should not apply.


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     (c) The person or persons  empowered  or selected  under  Article V of this
     Agreement to determine  whether  Indemnitee is entitled to  indemnification
     (the  "Reviewing   Party")  shall  make  such   determination  as  soon  as
     practicable but in no event more than 30 days after receipt by the Corporation of the request by Indemnitee therefor. If the Reviewing Party shall not have made a determination within such 30-day period, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be entitled to such indemnification, absent (i) a knowing misstatement by Indemnitee of a material fact, or knowing omission of a material fact necessary to make Indemnitee's statement not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law; provided, however, that such 30-day period may be extended for a reasonable time, not to exceed an additional 30 days, if the
     Reviewing Party in good faith requires such additional time for the obtaining or evaluating of documentation and/or information relating to such determination; and provided, further, that the 30-day limitation set forth in this Section 5.4(b) shall not apply and such period shall be
     extended   as   necessary   if  the   determination   of   entitlement   to
     indemnification is to be made by Independent Counsel pursuant to Section 5.2(a) of this Agreement, in which case the applicable period shall be as set forth in Section 6.1(c).

     (d) The termination of any Proceeding or of any Claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself adversely affect the right of Indemnitee to indemnification or create a presumption that Indemnitee did conduct himself, in his official capacity, in good faith and in a manner that he reasonably believed to be in the best interests of the Corporation or, in all other cases, that was not opposed to the best interests of the Corporation or, with respect to any criminal Proceeding, that Indemnitee had reasonable cause to believe that his conduct was unlawful. Indemnitee shall be deemed to have been found liable in respect of any Claim only after he shall have been so adjudged by a court in competent jurisdiction after exhaustion of all appeals therefrom.

     (e) Any action taken by Indemnitee in connection with any employee benefit plan shall, if taken in good faith by Indemnitee and in a manner Indemnitee reasonably believed to be in the interest of the participants in or the beneficiaries of that plan, be deemed to have been taken in a manner "not opposed to the best interests of the Corporation" for all purposes of this Agreement.


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

                                   ARTICLE VI
                         CERTAIN REMEDIES OF INDEMNITEE

     Section 6.1 Indemnitee Entitled to Adjudication in an Appropriate Court. In the event (a) a determination is made pursuant to Article V that Indemnitee is not entitled to indemnification under this Agreement; (b) there has been any failure by the Corporation to make timely payment or advancement of any amounts due hereunder; or (c) the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 5.2 and such determination shall not have been made and delivered in a written opinion within 90 days after
(i) such Independent Counsel's being appointed, (ii) the overruling by the Court of objections to such counsel's selection or (iii) expiration of all periods for the Corporation or Indemnitee to object to such counsel's selection, Indemnitee shall be entitled to commence an action seeking an adjudication in an appropriate court of the State of Texas, or in any other court of competent jurisdiction, of his entitlement to such indemnification or advancement of Expenses. Alternatively, Indemnitee, at his option, may seek an award in arbitration to be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. Indemnitee shall commence such action seeking an adjudication or an award in arbitration within one hundred eighty (180) days following the date on which Indemnitee first has the right to commence such action pursuant to this Section 6.1, or such right shall expire; provided, however, that the foregoing clause shall not apply in respect of a proceeding brought by Indemnitee to enforce his rights under
Section 4.1. The Corporation agrees not to oppose Indemnitee's right to seek any such adjudication or award in arbitration.

     Section 6.2 Adverse Determination Not to Affect any Judicial Proceeding. In the event that a determination shall have been made pursuant to Article V that Indemnitee is not entitled to indemnification, any judicial proceeding or arbitration commenced pursuant to this Article VI shall be conducted in all respects as a de novo trial, or arbitration, on the merits and Indemnitee shall not be prejudiced by reason of such initial adverse determination. In any judicial proceeding or arbitration commenced pursuant to this Article VI, the Corporation shall have the burden of proving that Indemnitee is not entitled to indemnification or advancement of Expenses, as the case may be.

     Section 6.3 Corporation Bound by Determination Favorable to Indemnitee in any Judicial Proceeding or Arbitration. If a determination shall have been made or deemed to have been made pursuant to Article V that Indemnitee is entitled to indemnification, the Corporation shall be bound by such determination in any judicial proceeding or arbitration commenced pursuant to this Article VI, absent
(i) a misstatement by Indemnitee of a material fact, or an omission by Indemnitee of a material fact necessary to make a statement by Indemnitee not materially misleading, in connection with the request for indemnification, or
(ii) a prohibition of such indemnification under applicable law.

     Section 6.4 Corporation Bound by the Agreement. The Corporation shall be precluded from asserting in any judicial proceeding or arbitration commenced pursuant to this Article VI that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court or before any such arbitrator that the Corporation is bound by all the provisions of this Agreement.

     Section 6.5 Indemnitee Entitled to Expenses of Judicial Proceeding. In the event that Indemnitee seeks a judicial adjudication of or an award in arbitration to enforce his rights under, or to recover damages for breach of, this Agreement, Indemnitee shall be entitled to recover from the Corporation, and shall be indemnified by the Corporation against, any and all expenses (of the types described in the definition of Expenses in Article I) actually and reasonably incurred by him in such judicial adjudication or arbitration, but only if he prevails therein. If it shall be determined in said judicial adjudication or arbitration that Indemnitee is entitled to receive part but not all of the indemnification or advancement of expenses sought, the expenses incurred by Indemnitee in connection with such judicial adjudication or arbitration shall be appropriately prorated.

                                  ARTICLE VII
                                  MISCELLANEOUS

     Section 7.1 Non-Exclusivity. The rights of Indemnitee to receive indemnification and advancement of Expenses as provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under applicable law, the Articles of Incorporation or Bylaws of the Corporation, any other agreement, vote of shareholders or a resolution of directors, or otherwise. No amendment, alteration or repeal of this Agreement or any provision hereof shall adversely affect Indemnitee's rights hereunder and such rights shall be in addition to any rights Indemnitee may have under the Corporation's Articles of Incorporation, Bylaws and the TBCA or otherwise. To the extent that there is a change in the TBCA (whether by statute or judicial decision) which allows greater indemnification by agreement than would be afforded currently under the Corporation's Articles of Incorporation or Bylaws and this Agreement, it is the intent of the parties hereto that the Indemnitee shall enjoy by virtue of this Agreement the greater benefit so afforded by such change.

     Section 7.2 Insurance and Subrogation.

     (a) To the extent that the Corporation maintains an insurance policy or policies providing liability insurance for directors, officers, employees, agents or fiduciaries of the Corporation or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise that such person serves at the request of the Corporation, Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any such director, officer, employee, agent or fiduciary under such policy or policies.

     (b) In the event of any payment by the Corporation under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Corporation to bring suit to enforce such rights.

     (c) The Corporation shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

     Section 7.3 Certain  Settlement  Provisions.  The Corporation shall have no obligation to indemnify Indemnitee under this Agreement for amounts paid in settlement of a Proceeding or Claim without the Corporation's prior written consent. The Corporation shall not settle any Proceeding or Claim in any manner that would impose any fine or other obligation on Indemnitee without Indemnitee's consent. Neither the Corporation nor Indemnitee shall unreasonably withhold their consent to any proposed settlement. The Corporation's obligation to indemnify or advance Expenses hereunder to Indemnitee with respect to Indemnitee's service at the request of the Corporation as a director, officer, employee or agent of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall be reduced by any amount Indemnitee has actually received as indemnification or advancement of Expenses from such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise.

     Section 7.4 Exculpation of Directors. If Indemnitee is or was a director of the Corporation, he shall not in that capacity be liable to the Corporation or its shareholders for monetary damages for an act or omission in Indemnitee's capacity as a director, except that Indemnitee's liability shall not be eliminated or limited for: (a) a breach of Indemnitee's duty of loyalty to the Corporation or its shareholders; (b) an act or omission not in good faith that constitutes a breach of duty of the director to the Corporation or an act or omission that involves intentional misconduct or a knowing violation of the law;
(c) a transaction from which Indemnitee received an improper benefit, whether or not the benefit resulted from an action taken within the scope of Indemnitee's office; or (d) an act or omission for which the liability of Indemnitee is expressly provided for by statute. Notwithstanding any of the foregoing, the Indemnitee shall be exculpated from liability to the fullest extent permissible by applicable law as in effect from time to time.

     Section 7.5 Duration of Agreement. This Agreement shall continue for so long as Indemnitee serves as a director of the Corporation or as a director, officer, partner, employee, agent or fiduciary of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in which the Corporation has an interest, and thereafter shall survive until and terminate upon the later to occur of: (a) ten (10) years after the date that Indemnitee shall have ceased to serve as a director or officer of the Corporation or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which Indemnitee served at the request of the Corporation; (b) the final termination of all pending Proceedings in respect of which Indemnitee is granted rights of indemnification or advancement of expenses hereunder and of any proceeding commenced by Indemnitee pursuant to
Article VI relating thereto; or (c) the expiration of all statutes of limitation applicable to possible Claims arising out of Indemnitee's Corporate Status. This Agreement shall be binding upon the Corporation and its successors and assigns and shall inure to the benefit of Indemnitee and his heirs, executors, legal representatives and administrators, and this Agreement does not, and shall not be construed to confer any rights on any person that is not a party to this Agreement, other than Indemnitee's spouse, and his heirs, executors and assigns.

     Section 7.6 Notice by Each Party. Indemnitee agrees to promptly notify the Corporation in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document or communication relating to any Proceeding or Claim for which Indemnitee may be entitled to indemnification or advancement of Expenses hereunder; provided, however, failure to give such notice shall not deprive Indemnitee of his rights to indemnification and advancement of Expenses under this Agreement unless the Company is actually and materially prejudiced thereby. The Corporation agrees to promptly notify Indemnitee in writing, as to the pendency of any Proceeding or Claim which may involve a claim against the Indemnitee for which Indemnitee may be entitled to indemnification or advancement of Expenses hereunder.

     Section 7.7 Amendment. This Agreement may not be modified, supplemented or amended except by a written instrument executed by or on behalf of each of the parties hereto.

     Section 7.8 Waivers. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any provisions hereof (whether or not similar) not shall such waiver constitute a continuing waiver.

     Section 7.9 Entire Agreement. This Agreement and the documents expressly referred to herein constitute the entire agreement between the parties hereto with respect to the matters covered hereby, and any other prior or contemporaneous oral or written understandings or agreements with respect to the matters covered hereby are expressly superseded by this Agreement. All Expenses, liabilities and Proceedings incurred or arising during the term of any prior understanding or agreement shall be subject to the terms and conditions of this Agreement rather than any prior agreement.

     Section 7.10 Severability. If any provision of this Agreement (including any provision within a single section, paragraph or sentence) or the application of such provision to any person or circumstance, shall be judicially declared to be invalid, unenforceable or void for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including, without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable which is not itself invalid, illegal or unenforceable) shall not in any way by affected or impaired thereby; (b) such provision or provisions shall be deemed reformed to the extent necessary to conform to applicable law and to give the maximum effect to the intent of the parties hereto; and (c) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable which is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested thereby.

     Section 7.11 Notices. Unless otherwise expressly provided herein, all notices, requests, demands, consents, waivers, instructions, approvals and other communications hereunder shall be in writing and shall be deemed to have been duly given if (a) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed or (b) mailed by certified or registered mail with postage prepaid, on the third (3rd) business day after the date on which it is so mailed:


           If to the Corporation:  Gexa Energy
                                   _________________________
                                   _________________________

                                   Attn: Chairman

           If to Indemnitee:
                                   _________________________
                                   _________________________
                                   _________________________
                                   _________________________


     or to such other address as may have been furnished to the Indemnitee by the Corporation or to the Corporation by Indemnitee, as the case may be. All notices and other communications given to any party in accordance with the provisions of this Agreement shall be deemed to have been given when delivered or sent to the intended recipient thereof in accordance with the provisions of this Section 7.11.

     Section 7.12 Contribution. To the fullest extent permissible under applicable law, if the indemnification provided for in this Agreement is unavailable to Indemnitee for any reason whatsoever, the Company, in lieu of indemnifying Indemnitee, shall contribute to the amount incurred by Indemnitee, whether for judgments, fines, penalties, excise taxes, amounts paid or to be paid in settlement and/or for Expenses, in connection with any claim relating to an indemnifiable event under this Agreement, in such proportion as is deemed fair and reasonable in light of all the circumstances of such Proceeding in order to reflect: (a) the relative benefits received by the Company and Indemnitee as a result of the event(s) and/or transaction(s) giving cause to such Proceeding; and/or (b) the relative fault of the Company (and its directors, officers, employees and agents) and Indemnitee in connection with such event(s) and/or transaction(s).

     Section 7.13 Governing Law. This Agreement and the legal relations among the parties shall be construed in accordance with and governed by, the laws of the State of Texas, without regard to its conflict of law rules.

     Section 7.14 Headings. The Article and Section headings in this Agreement are for convenience of reference only, and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

     Section 7.15 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

     Section 7.16 Certain Persons Not Entitled to Indemnification. Notwithstanding any other provision of this Agreement, Indemnitee shall not be entitled to indemnification or advancement of Expenses hereunder with respect to any Proceeding or any Claim therein, brought or made by Indemnitee or any claim therein prior to a Change of Control, unless the bringing of such Proceeding or making of such Claim shall be approved by the Board, and except as specifically provided in Article V or Article VI hereof.

     Section 7.17 Indemnification for Negligence, Gross Negligence, etc. WITHOUT LIMITING THE GENERALITY OF ANY OTHER PROVISION HEREUNDER, IT IS THE EXPRESS INTENT OF THIS AGREEMENT THAT INDEMNITEE BE INDEMNIFIED AND EXPENSES BE ADVANCED REGARDLESS OF INDEMNITEE'S ACTS OF NEGLIGENCE, GROSS NEGLIGENCE, INTENTIONAL OR WILLFUL MISCONDUCT TO THE EXTENT THAT INDEMNIFICATION AND ADVANCEMENT OF EXPENSES IS ALLOWED UNDER APPLICABLE LAW AS IF EFFECT FROM TIME TO TIME PURSUANT TO THE TERMS OF THIS AGREEMENT.

     Section 7.18 Miscellaneous. Use of the masculine pronoun shall be deemed to include usage of the feminine pronoun where appropriate. When used in this Agreement, the words "herein," "hereof" and words of similar import shall refer to this Agreement as a whole and not to any provision of this Agreement, and the word "Section" refers to a Section of this Agreement, unless otherwise specified.

                            [Signature page follows]

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered to be effective as of the date first above written.


GEXA ENERGY



____________________________
Name: ______________________
Title:______________________



INDEMNITEE



____________________________
Name: ______________________
Title:______________________






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